Exhibit 99.6

This Letter of Transmittal is to be used by MC Members (as defined herein) as a letter of transmittal to surrender MC Memberships (as defined herein) to be exchanged for the Merger Consideration (as defined herein) and the right to receive the Contingent Consideration (as defined herein), if any, that will be issued in the mergers described in the Merger Agreement (as defined herein). Until an MC Member has properly completed this Letter of Transmittal to surrender his, her or its MC Membership, and delivered this Letter of Transmittal to the Exchange Agent, no Merger Consideration or Contingent Consideration, if any, will be issued in respect of his, her or its MC Membership. A separate Letter of Transmittal must be completed for every MC Membership you own.

LETTER OF TRANSMITTAL

for each membership of

THE AMEX MEMBERSHIP CORPORATION

Please read and follow the accompanying instructions carefully and deliver to:

Computershare, the Exchange Agent

by mail:	by overnight courier:
Computershare Attn: Mandatory Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	Computershare Attn: Mandatory Corporate Actions 250 Royall Street Canton, MA 02021

For further information: call the Exchange Agent toll-free at 800-546-5141 or at 781-575-2765

MANDATORY CORPORATE ACTIONS COY: NYX

DESCRIPTION OF MC MEMBERSHIP SURRENDERED

Please print the name and address of the MC Member (including zip code) in the blank box below, if not already shown.

What type of MC Membership is being surrendered? ☐ Regular Membership ☐ Options Principal Membership	Is the MC Membership Subject to an A-B-C Agreement (as defined below)? ☐ Yes (See Instruction 2) ☐ No

Is the MC Membership Subject to Subordination Agreement (as defined below)? ☐ Yes (See Instruction 2) ☐ No	Is the MC Membership Subject to a Lease (as defined below)? ☐ Yes (See Instruction 2) ☐ No

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

YOU MUST SIGN AND COMPLETE THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. NO CONSIDERATION FOR THE MERGERS WILL BE PAID OR ISSUED IN RESPECT OF THE MC MEMBERSHIP UNLESS THIS LETTER OF TRANSMITTAL AND SUBSTITUTE FORM W-9 HAVE BEEN SIGNED, COMPLETED AND PROPERLY DELIVERED.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

A SEPARATE LETTER OF TRANSMITTAL MUST BE COMPLETED FOR EACH MC MEMBERSHIP YOU OWN.

MANDATORY CORPORATE ACTIONS COY: NYX

2

Pursuant to the Agreement and Plan of Merger, dated as of January 17, 2008 (as amended from time to time, the “Merger Agreement”), by and among NYSE Euronext, Amsterdam Merger Sub, LLC, The Amex Membership Corporation (“MC”), AMC Acquisition Sub, Inc., American Stock Exchange Holdings, Inc. (“American Stock Exchange Holdings”), American Stock Exchange LLC (“Amex”) and American Stock Exchange 2, LLC (“Amex Merger Sub”), the undersigned hereby surrenders to the Exchange Agent the undersigned’s MC membership in exchange for the right to receive either [—] shares of common stock, par value $0.01 per share, of NYSE Euronext (“NYSE Euronext Common Stock”), in the case of Regular Memberships (as such term is defined in Section 6 of the Restated Certificate of Incorporation of the of the MC as was in effect immediately prior to mergers) of MC (each a “Regular Membership”), or [—] shares of NYSE Euronext Common Stock in the case of Options Principal Memberships (as such term is defined in Section 6 of the Restated Certificate of Incorporation of the of the MC as was in effect immediately prior to mergers) of MC (each an “OPM” and collectively with the Regular Memberships, “MC Memberships”), as consideration (either, the “Merger Consideration”) in the mergers involving NYSE Euronext and MC (the “mergers”), as well as the Contingent Consideration, if any.

The undersigned acknowledges that he, she or it has read the Merger Agreement and the Proxy Statement/Prospectus (the “Proxy Statement”) in their entirety before completing this Letter of Transmittal. The undersigned understands the definitive terms pursuant to which the mergers will have been effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of Regular Memberships and OPMs (collectively “MC Members” and each an “MC Member”) and the effect of this Letter of Transmittal, which are summarized in the Proxy Statement. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement.

In order to receive the Merger Consideration and the Contingent Consideration, if any, the MC Member must (a) provide the requested information and sign in the space in the box below labeled “MC Member Sign Here”; (b) complete and sign the Substitute Form W-9; and (c) mail or deliver this Letter of Transmittal to the Exchange Agent, at either of the addresses set forth above. In addition, if the undersigned’s MC Membership is subject to either an A-B-C Agreement (an “A-B-C Agreement”), a Subordination Agreement Periodic Repayment (“Subordination Agreement”) or a Special Transfer Agreement (a “Lease”), then, in order for this Letter of Transmittal to be complete, each of the parties to such A-B-C Agreement, Subordination Agreement or Lease (other than the MC Member) must provide the requested information and sign in the space in the box below labeled “A-B-C Party, Creditor, or Lessee Sign Here.” By signing the letter of transmittal, each A-B-C Party, Creditor, or Lessee agrees and acknowledges that (1) the Merger Consideration will be paid to either the MC Member that is a signatory hereto or the designee indicated under the section entitled “Special Issuance Instructions and Special Delivery Instructions” of this Letter of Transmittal and (2) any rights or claims such A-B-C Party, Creditor, or Lessee has under, arising from or in connection with their A-B-C Agreement, Subordination Agreement or Lease, respectively, with respect to the Merger Consideration or otherwise are against the MC Member that is a signatory hereto and such A-B-C Party, Creditor, or Lessee hereby releases NYSE Euronext from any and all claims under, arising from or in connection with their A-B-C Agreement, Subordination Agreement or Lease, respectively.

The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all instructions and orders in this Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and was, as of the effective time of the mergers, the record holder of the MC Membership surrendered herewith, with good title to that MC Membership and full power and authority to sell, assign and transfer that MC Membership free and clear of all liens, restrictions, charges and encumbrances (other than those contained in the Constitution and Rules of the Amex) and not subject to any adverse claims, except, to the extent such power and authority is restricted pursuant to the terms of an A-B-C Agreement or Subordination Agreement. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of that MC Membership.

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3

The undersigned acknowledges that the mergers occurred through a series of steps, as described in the Proxy Statement under “The Merger Agreement—Structure of the Mergers.” Specifically:

•

First, MC merged with and into American Stock Exchange Holdings, with American Stock Exchange Holdings surviving the merger (we refer to this merger as the “Holdings Merger”). In the Holdings Merger, each Regular Membership held by the undersigned, if any, was converted into [—] shares of common stock of American Stock Exchange Holdings (“Holdings Common Stock”) and each OPM held by the undersigned, if any, was converted into [—] shares of Holdings Common Stock. Simultaneously with the Holdings Merger, Amex merged with and into Amex Merger Sub, a wholly owned subsidiary of American Stock Exchange Holdings, with Amex Merger Sub (which was renamed “American Stock Exchange LLC” following the mergers) surviving the merger (we refer to this merger as the “SRO Merger”); and

•

Second, American Stock Exchange Holdings, as the surviving corporation of the Holdings Merger, merged with and into Merger Sub, with Merger Sub surviving the merger (we refer to this merger as the “NYSE Euronext/Amex Merger”). In the Holdings Merger, each of the undersigned’s shares of Holdings Common Stock was converted into one share of NYSE Euronext Common Stock, with fraction shares being paid in cash as provided by the Merger Agreement. Additionally as a result of the NYSE Euronext/Amex Merger, each former MC Member will be entitled to receive additional shares of NYSE Euronext Common Stock, determined by reference to the net proceeds from the sale of the Amex headquarters (the “Contingent Consideration”) if such sale occurs within a specified period of time and certain other conditions are satisfied. Any Contingent Consideration will be distributed equally among each Regular Membership and OPM. The right to receive the Contingent Consideration, if any, is non-transferable or assignable except by operation of law and any Contingent Consideration can only be received by the MC member that is the signatory to this Letter of Transmittal.

The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to:

•	exchange the undersigned’s MC Membership for shares of Holdings Common Stock issued in the Holdings Merger; and

•	exchange the undersigned’s shares of Holdings Common Stock issued in the Holdings Merger for shares of NYSE Euronext Common Stock issued in the NYSE Euronext/Amex Merger;

in each case, pursuant to and subject to the terms and conditions set forth in the Merger Agreement. The undersigned hereby authorizes and instructs the Exchange Agent to receive on the undersigned’s behalf, in exchange for the undersigned’s MC Membership, any cash in lieu of fractional shares or check therefor and/or any shares of Holdings Common Stock or NYSE Euronext Common Stock issuable to the undersigned (or, if applicable, to his properly designated and eligible distributees).

Furthermore, the undersigned authorizes the Exchange Agent to follow any instructions provided in, and to rely upon all representations, certifications and instructions contained in, this Letter of Transmittal. All authority conferred or agreed to be conferred in this Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

The undersigned acknowledges that only the record holder of an MC membership as of the date of the completion of the mergers may complete this Letter of Transmittal. If the record holder holds an MC Membership subject to an A-B-C Agreement, Subordination Agreement or Lease, the record holder nonetheless must complete this Letter of Transmittal, but in order for this Letter of Transmittal to be complete, each of the parties to such A-B-C Agreement, Subordination Agreement or Lease (other than the MC Member) must provide the requested information and sign in the space in the box below labeled “A-B-C Party, Creditor or Lessee Sign

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4

Here.” If this Letter of Transmittal is properly completed, the record holder has the right to designate a party other than the record holder be the recipient of the Merger Consideration otherwise payable to the MC Member as Merger Consideration in respect of such Member’s MC Membership. To make such designation, the record holder must properly complete the “Special Issuance Instructions” box below.

The undersigned acknowledges that the right to receive the Contingent Consideration, if any, is non-assignable and non-transferable except by operation of law and that, unless the right to receive the Contingent Consideration, if any, is transferred by operation of law, any Contingent Consideration can only be received by the MC member that is the signatory to this Letter of Transmittal. The MC Member hereby agrees to notify [—] in the event that its contact information changes or if an event that the MC Member believes to have caused the right to receive the Contingent Consideration, if any, to be transferred by operation of law occurs prior such MC Member having received the Contingent Consideration.

MANDATORY CORPORATE ACTIONS COY: NYX

5

Special Issuance Instructions and Special Delivery Instructions (see Instructions 3 – 4)
Special Issuance Instructions: To be completed ONLY if the NYSE Euronext Common Stock (and any check for cash in lieu of fractional shares) are to be issued in the name of a person other than the MC Member as stated in the records of the Amex or the name of the MC Member needs to be corrected or changed. Please note that Instruction 4 describes special requirements for joint, custodial or trust account registrations, and all the instructions should be read fully prior to completing this form.
Distributee Information
Name: (please print) Address: (City, State, Zip code (Intl: Province, Postal Code)) Taxpayer Identification Number: (Also complete Substitute Form W-9 if a U.S. person. See Instruction 5)

Special Delivery Instructions: To be completed ONLY if the NYSE Euronext Common Stock (and any check for cash in lieu of fractional shares) are to be sent to another person or to an address other than as set forth beneath the MC Member’s signature on this Letter of Transmittal.

Statement for NYSE Euronext Common Stock and check for case in lieu of fractional shares to be delivered to:*

Name: (please print)

Address: (City, State, Zip Code (Intl: Province, Postal Code)) * Please attach additional sheets if necessary.

MANDATORY CORPORATE ACTIONS COY: NYX

MC Members Sign Here

(see Instructions 2-3)

(also complete Substitute Form W-9 below)

A statement for NYSE Euronext Common Stock and a check for cash in lieu of any fractional shares will be issued only in the name of the person submitting this Letter of Transmittal and will be mailed to the address set forth on the first page of this Letter of Transmittal unless the Special Delivery or Special Issuance Instructions are completed.

(Signature of MC Member)

Dated:                 , 200

Taxpayer Identification Number

If signature is by a person other than the current MC Member and in the capacity of, executor, administrator, guardian, attorney-in-fact, or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name:

(please print)

Capacity:

Address:

(City, State, Zip Code (Intl: Province, Postal Code))

Daytime Telephone Number: (        )

SIGNATURE GUARANTEE

(Required only in cases specified in Instruction 4)

The undersigned hereby guarantees the signature of the MC Member which appears on this Letter of Transmittal.

Date:

(Name of Eligible Institution Issuing Guarantee)

(Fix Medallion Stamp Above)

A-B-C Party or Creditor Sign Here

(see Instructions 2-3)

The MC Membership is subject to:

☐    A-B-C Agreement

☐    Subordination Agreement

☐    Lease

Name of A-B-C Party/Creditor/Lessee:

(please print)

Address:

(include zip code)

Taxpayer Identification Number

Daytime Telephone Number: (        )

(Signature(s) of A-B-C Party, Creditor or Lessee or

Authorized Representative Thereof)

Dated:                     , 200

If signature is by a person other than the A-B-C Party, Creditor or Lessee and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name:

(please print)

Capacity:

Address:

(City, State, Zip Code (Intl: Province, Postal Code))

*  Please attach additional sheets if necessary.

MANDATORY CORPORATE ACTIONS COY: NYX

THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification

Name

Please check the appropriate box indicating your status:								☐	Exempt from backup withholding
☐	Individual/Sole Proprietor;	☐	Corporation;	☐	Partnership;	☐	Other

Address (number, street, and apt. or suite no.)
City, state, and ZIP code

Part I	TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I and complete the “Certificate Of Awaiting Taxpayer Identification Number” below.	Social Security Number OR Employer Identification Number

Part II	Certification

Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. Person ▶	Date ▶

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE

“APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. Person ▶	Date ▶

MANDATORY CORPORATE ACTIONS COY: NYX

INSTRUCTIONS

1. This Letter of Transmittal is to be used to surrender MC Memberships to be exchanged for the Merger Consideration and the right to receive Contingent Consideration, if any, and to direct the Exchange Agent as to the proper disposition of the Merger Consideration issued in respect of the surrendered MC Memberships. Until an MC member has properly completed this Letter of Transmittal to surrender his, her or its MC Membership, and delivered this Letter of Transmittal to the Exchange Agent, no Merger Consideration or Contingent Consideration will be issued in respect of his or her MC Membership. No interest will accrue on any cash in lieu of fractional shares of NYSE Euronext Common Stock. MC Members or their properly designated distributee receiving Merger Consideration in the form of shares of NYSE Euronext Common Stock will be entitled to any dividends or other distributions with respect to NYSE Euronext Common Stock that have a record date and are paid after the completion of the mergers. Questions and requests for information or assistance relating to this Letter of Transmittal should be directed to Computreshare, as Exchange Agent, at 800-546-5141 or at 781-575-2765.

2. A-B-C Parties; Creditors; Lessee. Only the record holder of an MC membership may complete this Letter of Transmittal. If an MC membership is subject to either an A-B-C Agreement, Subordination Agreement or Lease, then the record holder nonetheless must complete this Letter of Transmittal, but in order for this Letter of Transmittal to be complete, each party to such A-B-C Agreement, Subordination Agreement or Lease (other than the MC Member) must provide the requested information and sign in the space in the box labeled “A-B-C Party, Creditor or Lessee Sign Here.” If this Letter of Transmittal is properly completed, the record holder has the right to designate that a party or parties other than or in addition to the MC Member be the recipient(s) of the Merger Consideration in respect of such holder’s MC Membership. To make such designation, the record holder should complete the “Special Issuance Instructions” box and obtain the guarantee of signature described in Instruction 4. The right to receive the Contingent Consideration, if any, however, is non-assignable and non-transferable except by operation of law and that, unless the right to receive the Contingent Consideration, if any, is transferred by operation of law, any Contingent Consideration can only be received by the MC member that is the signatory to this Letter of Transmittal.

3. Signatures on Letter of Transmittal.

(a) If this Letter of Transmittal is signed by the MC Member without any alteration, variation, correction or change in the name of the MC Member, the signature must correspond exactly with the name stated in the records of MC without any change whatsoever. In the event that the name of the Member needs to be corrected or has changed (by marriage or otherwise), see Instruction 4. If the box entitled “Special Issuance Instructions” has been completed, the signature of the MC Member must be guaranteed in the manner described in Instruction 4.

(b) If any MC Memberships are held subject to an A-B-C Agreement, a Subordination Agreement or a Lease, each party to such A-B-C Agreement, Subordination Agreement or a Lease (other than the MC Member) must provide the requested information and sign in the space in the box below labeled “A-B-C Party, Creditor or Lessee Sign Here.” If any MC Memberships are held subject to an A-B-C Agreement, Subordination Agreement or Lease and this Letter of Transmittal is signed by a person other than each party to the A-B-C Agreement, Subordination Agreement or Lease (other than the MC Member) and the signatory is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

(c) A separate Letter of Transmittal must be submitted for each MC Membership.

(d) If this Letter of Transmittal is signed by a person other than the MC Member and the signatory is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation

MANDATORY CORPORATE ACTIONS COY: NYX

or any other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

4. Special Issuance and Delivery Instructions; Guarantee of Member’s Signature.

(a) Unless instructions to the contrary are given in the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions,” the shares of NYSE Euronext Common Stock and/or the check for cash in lieu of fractional shares to be issued upon the mergers pursuant to this Letter of Transmittal will be issued in the name and mailed to the address of the MC Member set forth in the box entitled “Description of MC Membership Surrendered.” If the shares of NYSE Euronext Common Stock and/or check for cash in lieu of fractional shares are to be issued in the name of a person other than the MC Member or if the name of the MC Member needs to be corrected or changed (by marriage or otherwise), the box entitled “Special Issuance Instructions” must be completed and the MC Member’s signature on this Form of Election, and Letter of Transmittal must be guaranteed as explained in Instruction 4(b) below. If the shares of NYSE Euronext common stock are to be issued to the MC Member but delivered to a person other than the MC Member or to the MC Member at an address other than that shown in the box entitled “Description of MC Membership Surrendered,” the box entitled “Special Delivery Instructions” must be completed.

(b) If the Merger Consideration is to be paid to the MC Member, the member’s signature on this Letter of Transmittal need not be guaranteed. If the “Special Issuance Instructions” box has been completed so that the payment of the Merger Consideration is to be made to an eligible person or persons other than or in addition to the MC Member, the MC Member’s signature on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent’s Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. A Medallion Guarantee is a stamp which may be obtained at such an institution. Public notaries cannot execute acceptable guarantees of signatures.

5. Important Information Regarding Backup Withholding. Under U.S. federal income tax laws, an MC Member whose MC Membership is surrendered for payment (or any other payee) is required by law to provide the Exchange Agent with such member’s (or other payee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct, that such member (or other payee) is not subject to backup withholding and that such member (or other payee) is a U.S. person. If a surrendering MC Member (or other payee) has been notified by the Internal Revenue Service (“IRS”) that such member (or other payee) is subject to backup withholding, such member (or other payee) must cross out item (2) of the Certification in Part II of the Substitute Form W-9, unless such member (or other payee) has since been notified by the IRS that such member (or other payee) is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the MC Member (or other payee) to 28% U.S. federal income tax withholding on any payments made pursuant to the mergers. If a surrendering MC Member (or other payee) has not been issued a TIN and has applied for one or intends to apply for one in the near future, such member (or other payee) should write “Applied For” in the space provided for in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all payments thereafter to such member (or other payee) until a TIN is provided to the Exchange Agent.

If the Exchange Agent is not provided with the correct TIN, the MC Member (or other payee) may be subject to a penalty imposed by the IRS. Certain members (or other payees), including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to prevent backup withholding, such individual must submit an

MANDATORY CORPORATE ACTIONS COY: NYX

appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. Such forms can be obtained from the Exchange Agent at either of the addresses set forth on the front of this Letter of Transmittal. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, including how to obtain a TIN if you do not have one, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

If backup withholding applies, the Exchange Agent is required to withhold 28% of the amount of any payments made pursuant to the mergers. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

6. Inadequate Space. If there is inadequate space to complete any box or to sign this Letter of Transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Letter of Transmittal and attached to this Letter of Transmittal.

7. Method of Delivery. The method of delivery of all documents is at the option and risk of the MC Member. If delivery is by mail, the use of trackable mail is strongly recommended. A return envelope is enclosed. It is suggested that this Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

8. Record of Share Ownership. NYSE Euronext will issue all shares of NYSE Euronext Common Stock in uncertificated form, and the ownership of such shares will be recorded in the books and records of NYSE Euronext.

9. All questions with respect to the Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by NYSE Euronext in its sole discretion and such resolution will be final and binding.

10. With the consent of NYSE Euronext, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Letter of Transmittal has been completed and submitted so long as the intent of the MC Member submitting the Letter of Transmittal is reasonably clear. Neither the Exchange Agent nor NYSE Euronext nor Amex is under any obligation to provide notification of any defects, nor shall the Exchange Agent, NYSE Euronext or Amex be liable for any failure to give any such notification.

11. Miscellaneous. No fraction of a share of NYSE Euronext common stock will be issued in the mergers. In lieu of fractional shares, the aggregate fractional shares that the MC Members would otherwise have received will be sold by the Exchange Agent on behalf of the MC Members, and the MC Member that is a signatory to this Letter of Transmittal or such person designated under Special Issuance Instructions and Special Delivery Instructions, if any, will receive cash in an amount equal to the member’s or stockholder’s proportional interest in the net proceeds of the sale.

12. Questions and Requests for Information or Additional Copies of this Form. Questions and requests for information or assistance relating to this Letter of Transmittal, or for additional copies of this Letter of Transmittal, should be directed to Computershare, as Exchange Agent, at 800-546-5141 or at 781-575-2765.

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GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” refers to the Internal Revenue Service.

For this type of account:	Give the name and social security number of—	For this type of account:	Give the name and employer identification number of—
1. Individual	The individual	6. Sole proprietorship or single-owner LLC	The owner[3]

		7. A valid trust, estate, or pension trust	The legal entity[4]

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]	8. Corporate or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]	10. Partnership or multi-member LLC	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]	11. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner[3]	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s Social Security number.

[3]

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or your employer identification number (if you have one).

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

MANDATORY CORPORATE ACTIONS COY: NYX

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS by calling 1(800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1. An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2. The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

5. An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6. A corporation.

7. A foreign central bank of issue.

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10. A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12. A common trust fund operated by a bank under Section 584(a).

13. A financial institution.

14. A middleman known in the investment community as a nominee or custodian.

15. A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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